TERMINATION, SEVERANCE, GENERAL RELEASE AND WAIVER AGREEMENT
          ------------------------------------------------------------

This TERMINATION, SEVERANCE, GENERAL RELEASE AND WAIVER AGREEMENT is made and entered into as of the 1st day of February 2004, by and between Terex Corporation, a Delaware corporation (the "Company") and Matthys de Beer ("Executive").

1.   Termination
     -----------

     Executive hereby acknowledges and agrees that his employment with the Company will terminate effective as of the end of the business day on February 1, 2004 (the "Termination Date").

2.   Severance Payment and Benefits
     ------------------------------

     Executive hereby agrees to accept, as full and final consideration for his promises, obligations and release set forth herein, and in settlement of any and all claims as particularly set forth below, the following:

     (a)  Base and Bonus Compensation Payments --

          (i) The Company shall pay Executive severance pay from the Termination Date until the date (the "Severance Period") which is the earlier of (A) January 31, 2005 or (B) the date on which Executive obtains alternate employment (it being understood that alternative employment shall mean full time employment with another company, entity or person and shall not include providing part-time consulting services or board of directors positions). The severance pay shall be calculated on Executive's current base monthly salary and shall be paid in regular semi-monthly installments. The Company shall continue to withhold for income and other applicable taxes, or other amounts, as required by law.

          (ii) The Company shall pay Executive a bonus for the calendar year 2003 calculated based on Executive's current target bonus percentage of 75% of base salary and payout matrix under the Terex Bonus Plan up to a maximum of 100% of Executive's target bonus, The Company shall pay Executive's bonus for calendar year 2003 at same time as the Company pays bonuses to other senior executives of the Company for calendar year 2003 (which is expected to be on or around April 1, 2003). The Company shall withhold for income and other applicable taxes, or other amounts, as required by law.

     (b) Health and Welfare Benefits -- The Company agrees that Executive shall be entitled to continue to participate in all benefits provided to employees under Terex Corporation Health and Welfare Benefits Cafeteria Plan and all supplemental benefits provided to senior executives of the Company as of the date of this Agreement, and for the purposes of Executive's entitlement to benefits under Terex Corporation Health and Welfare Benefits Cafeteria Plan and supplemental benefits, the Executive's termination date shall be the date of the expiration of the Severance Period. Notwithstanding the foregoing, the 18-month COBRA period during which Executive may purchase coverage under the Terex Corporation Health and Welfare Benefits Cafeteria Plan shall commence on the Termination Date.

     (c) Options and Restricted Stock Awards -- Options and Restricted Stock Awards issued to Executive as of the date of this Agreement pursuant to the Company's 1994, 1996 and 2000 Long Term Incentive Plans shall continue to vest until and including February 7, 2005. The Company agrees that for purposes of the Company's 1994, 1996 and 2000 Long Term Incentive Plans, Executive's termination date shall be February 7, 2005. The Company shall withhold for income and other applicable taxes, or other amounts, as required by law.

     (e) Tax Preparation - The Company shall continue to pay for tax preparation services for calendar year 2003 provided to Executive by Ernst & Young (or such other provider as the Company shall determine) in accordance with Company policy for all senior executives.

     (f) Vacation Pay -- Executive shall be paid for unused vacation time to which he is entitled in accordance with Company policy and applicable law as of the Termination Date.

Executive expressly agrees that he shall not be entitled to and shall not receive any other payments or benefits of any kind from the Company, including without limitation any bonus payments or any right to contribute to the Company's 401(k) Plan, Employee Stock Purchase Plan, 1999 Long Term Incentive Plan or Deferred Compensation Plan, other than the benefits expressly provided for in this Section 2 (collectively, "Severance Payments"). Executive further agrees that he would not receive the moneys and/or benefits specified in this Agreement except for his execution of this Agreement and his fulfillment of the promises and obligations contained herein.

3.   Waiver and Release of Claims and Cooperation
     --------------------------------------------

     (a) Executive Understanding of Laws -- Executive understands that there are various state, federal and local laws that prohibit employment discrimination on the basis of age, sex, race, color, national origin, religion, handicap, veteran status and other protected categories and that these laws are enforced through the Equal Employment Opportunity Commission, the U. S. Department of Labor, and other agencies.

     (b) Executive's Release of Company - In consideration of the agreements and timely payments of the Company provided for herein, Executive hereby irrevocably, unconditionally and generally releases, and agrees not to commence in any forum, any action or proceeding against the


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

          Company and its parent, subsidiaries, affiliates, successors and assigns for damages, judgments, or any liability, claims or demands, known or unknown and of any nature whatsoever and whenever, arising directly or indirectly out of his employment with the Company or the termination of such employment or services. Without in any way limiting the generality of the foregoing, Executive hereby waives and releases any rights or claims that he may have for salary, bonus, severance pay or vacation pay, or arising under the Age Discrimination in Employment Act of 1967, as amended, the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, as amended, the Civil Rights Act of 1866, the Americans with Disabilities Act of 1990, the National Labor Relations Act, the Executive Retirement Income Security Act of 1974, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Consolidated Omnibus Budget Reconciliation Act of 1985, the Federal Family and Medical Leave Act and any applicable state laws. Executive waives his right to file any charge or complaint nor will he accept any relief or recovery from any charge or complaint before any federal, state, or local administrative agency against the Company with regard to claims arising from his employment. Executive acknowledges that he does not have any current action, proceeding, charge or complaint against the Company pending regarding his employment. In the event that any such actions, proceedings, charges or complaints are filed, they shall be dismissed with prejudice upon presentation of this Agreement.

     (c) Cooperation with Company -- Executive shall cooperate with Company in ensuring a smooth transition following his departure. This will include, without limitation, Executive cooperating with and making himself reasonably available to Company, as Company may reasonably request, to assist it in any matter, including giving truthful testimony in any litigation or potential litigation, over which Executive may have knowledge, information or expertise.

4.   Protection  of  Confidential  Information;   Return  of  Company  Property;
     ---------------------------------------------------------------------------
     Non-Disparagement; Non-Competition
     ----------------------------------

     In consideration of the agreements and timely payments of the Company provided for herein:

     (a) No Use of Company Confidential Information -- Executive acknowledges that:

          (i) As a result of his employment with the Company, he has obtained secret and confidential information concerning the business of the Company, including, without limitation, the operations and finances, the identity of customers and sources of supply, their needs and requirements, the nature and extent of contracts with them, and related costs, price and sales information ("Confidential Information").

          (ii) Executive agrees that he will not at any time divulge to any person, firm or corporation, or use for his own benefit, any Confidential Information obtained or learned by him during the course of his employment with the Company, except (i) with the Company's express written consent; (ii) to the extent that any

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

               such information is in or becomes part of the public domain other than as a result of Executive's breach of any of his obligations hereunder; (iii) where required to be disclosed by court order, subpoena or other government or legal process by law, in which event Executive shall promptly notify the Company.

          (iii)The existence and terms of this Agreement are Confidential Information, and Executive agrees not to disclose, either directly or indirectly, any information whatsoever regarding the existence or substance of this Agreement, including specifically any of the details of his Severance Payments, except to his financial, tax, legal and other similar advisors.

     (b) Executive to Return Company Property -- Except as provided herein, Executive shall, on the Termination Date, deliver to the Company all memoranda, notes, software, records, reports, manuals, lists and other documents or materials (and all copies thereof) provided to Executive by Company or otherwise in his possession relating to the business of the Company and all property associated therewith which he may possess or have under his control. Executive shall have the right to retain all of his personal property. With respect to the Company car used by Executive, Executive agrees that he will return the car to the Company in good condition (reasonable wear and tear excepted) within thirty
          (30) days from the date of this Agreement. During said 30-day period the Company will reimburse Executive for the monthly lease payment, cost of maintenance and operation and insurance in accordance with current policy and practice, and the Company shall withhold for income and other applicable taxes, or other amounts, as required by law. Notwithstanding the foregoing, Executive shall be entitled to keep the laptop computer currently being used by him after he provides the computer to the Company so that it can remove all Company data, information and files.

     (c) Non-disparagement -- Executive agrees he will conduct himself in a professional manner and not make any disparaging, negative or other statements regarding the Company, its parents, subsidiaries, affiliates, directors, officers or employees which could in any way have an adverse effect on the business or affairs of the Company.

     (d) Non-Competition -- In consideration of the agreements and timely payments of the Company provided for herein, the Executive agrees that for a period of eighteen (18) months from the date of this Agreement, he will not, without the prior written permission of the Company, directly or indirectly, (i) enter into the employ of or render any services to any person, firm, or corporation engaged in the manufacture or sale of products currently manufactured or distributed by the Company or its subsidiaries or divisions, which directly or indirectly compete with the business of the Company or such divisions and subsidiaries (a "Competitive Business") (unless such person, firm or corporation conducts at least some business which does not constitute a Competitive Business and Executive is solely employed by, or renders services to business(es) that is (are) not a Competitive Business); (ii) engage in any Competitive Business for his own account; (iii) become associated with or interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, trustee, consultant, advisor or in any other relationship or capacity (unless such business, person or company conducts at least some business which does not constitute a Competitive Business and Executive is solely associated with or interested in business(es) which is (are) not a Competitive Business); or (iv) solicit, induce or entice, or cause any other person or entity to solicit, induce or entice to leave the employ of the Company any person who was employed or retained by the Company on the Termination Date. However, nothing in this Agreement shall preclude Executive from investing his personal assets in the securities of any corporation or other business entity which is engaged in a business competitive with that of the Company if such securities are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in his beneficially owning, at any time, more than five percent (5%) of the publicly-traded equity securities of such competitor. Nothing in this Agreement shall preclude Executive from retaining his position or membership in trade associations and professional organizations.

     (e) The Executive agrees that this non-competition and non-solicitation covenant is reasonable under the circumstances, and the Executive further agrees that his services for and on behalf of the Company are unique and irreplaceable. The Executive further agrees that any breach of the covenants contained in Paragraph 4 would irreparably injure the Company and/or its subsidiaries or divisions. Accordingly, the Executive agrees that the Company may, in addition to pursuing any other remedies it may have at law or in equity, obtain an injunction against the Executive from any court having jurisdiction over the matter restraining any further violation of the covenants contained in Paragraph 4.

5.   Consultation with Attorney and Review of Agreement and Release
     --------------------------------------------------------------

     By executing this Agreement, Executive acknowledges that (i) he has been advised in writing by the Company to consult with an attorney before executing this Agreement; (ii) he had adequate time to review this Agreement and to consider whether to sign this Agreement; (iii) he understands each and every term of this Agreement and the full effect of signing this Agreement, including his obligations to the Company and his release and waiver of any and all claims; (iv) he has been provided a period of at least 21 days within which to consider this Agreement and consult with counsel; and (v) for a period of seven days following execution of this Agreement, Executive may revoke this Agreement and this Agreement will not be effective until the revocation period expires. In the event Executive revokes in accordance with this provision, he shall return to the Company all consideration received under this Agreement, if any.

6.   Third Party Agreements
     ----------------------

     Executive hereby warrants and represents that he has not entered into any third party agreements in Company's name or on Company's behalf of which Company has not been previously advised in writing. Executive further

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

     warrants and represents that during the period of his employment with Company he has not engaged in any conduct or activity which constitutes a violation of law, misconduct or a material violation of Company's policies.

7.   No Admission by the Company
     ---------------------------

     This Agreement and/or any payments made hereunder are not intended to be an admission or concession by the Company of any wrongdoing or illegal or actionable acts or omissions and the Company affirmatively states that it has not engaged in any such acts or omissions. In consideration of the Company's agreement to make the Severance Payments, Executive shall not directly or indirectly make any written or oral statements, suggestions or representations that the Company has made or implied any such admission or concession.

8.   Breach of this Agreement
     ------------------------

     In the event Executive breaches any of the provisions of this Agreement, the Company shall provide Executive with ten (10) days written notice of the existence of such breach. If Executive fails to cure such breach with the 10-day notice period, the Company's obligation hereunder to provide Executive any further Severance Payments and/or benefits shall immediately cease.

9.   Miscellaneous
     -------------

     This Agreement contains all the understandings and agreements with respect to the matters set forth herein, and there are no others made either contemporaneously herewith, or otherwise. This Agreement shall be governed by the laws of the state of Connecticut applicable to contracts made and wholly performed therein, without reference to conflicts of law principles. This Agreement may not be modified, altered or changed except upon express written consent of both parties wherein specific reference is made to this Agreement. The construction and interpretation of this Agreement shall not be strictly construed against the drafter. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, all of which shall remain in full force and effect. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

11.  Voluntary Signing
     -----------------

     Executive acknowledges that this Agreement and all the terms hereof are fair, reasonable and are not the result of any fraud, duress, coercion, pressure or undue influence exercised by the Company and that he has approved and/or entered into this Agreement and all of the terms hereof, knowingly, freely and voluntarily.

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


12.  Successors
     ----------

     This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.




                                        _______________________________
                                                 Matthys de Beer




                                    TEREX CORPORATION


                                    By: _______________________________
                                        Name:
                                        Title:









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